CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2025
Disclosure of capital management disclosure [Abstract]
CAPITAL MANAGEMENT [Text Block]

22. CAPITAL MANAGEMENT

The Company's objectives when managing capital are to safeguard the Company's ability to continue as a going concern and to maintain a flexible capital structure, which optimizes the costs of capital to an acceptable risk. The capital structure of the Company currently consists of common shares. The Company manages the capital structure and makes adjustments to it in light of changes in economic conditions, its expected funding requirements, and risk characteristics of the underlying assets. The Company's funding requirements are based on cash forecasts. In order to maintain or adjust the capital structure, the Company may issue new shares, debt and/or consider strategic alliances. Management reviews its capital management approach on a regular basis. The Company is not subject to any externally imposed capital requirements.